                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: June 8, 2000
                   Newcourt Equipment Trust Securities 1998-2

 A New York                    Commission File                I.R.S. Employer
 Corporation                    NO. 333-34793                 No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date:      June 8, 2000        Payment Date:      June 15, 2000
Collection Period:      May 31, 2000


Item 5. Other

          I.    Information Regarding the Contracts
              1.  Contract Pool Principal Balance
                  a. Beginning of Collection Period                          $ 726,428,220
                  b. End of Collection Period                                $ 694,876,813
                  c. Reduction for Collection Period                         $  31,551,407
              2.  Delinquent Scheduled Payments
                  a. Beginning of Collection Period                          $  12,016,620
                  b. End of Collection Period                                $  10,899,774
              3.  Liquidated Contracts
                  a. Number of Liquidated Contracts
                     with respect to Collection Period                                 172
                                                                                       ---
                  b. Required Payoff Amounts of Liquidated Contracts         $   1,796,040
                  c. Total Reserve for Liquidation Expenses                  $          --
                  d. Total Liquidation Proceeds Received                     $     662,620
                  e. Liquidation Proceeds Allocated to Owner Trust           $     613,663
                  f. Liquidation Proceeds Allocated to Depositor             $      48,957
                  g. Current Realized Losses                                 $   1,182,377
              4.  Prepaid Contacts
                  a. Number of Prepaid Contracts with respect
                     to Collection Period                                              190
                                                                                       ---
                  b. Required Payoff Amounts of Prepaid Contracts            $   3,220,331
              5.  Purchased Contracts (by TCC)
                  a. Number of Contracts Purchased by TCC with
                     respect to Collection Period                                        0
                                                                                       ---
                  b. Required Payoff Amounts of Purchased Contracts          $          --

6. Delinquency Status of Contracts (End of Collection Period)

               ------------------------------------------------------------------------
                                                                    % of Aggregate
                    Number of       % of       Aggregate Required  Required Payoff
                    Contracts     Contracts      Payoff Amounts        Amounts
               ------------------------------------------------------------------------
a. Current           50,103         90.80%        $ 650,996,648         92.24%
b. 31-60 days         2,562          4.64%        $  30,863,835          4.37%
c. 61-90 days         1,089          1.97%        $  11,253,710          1.59%
d. 91-120 days          596          1.08%        $   6,208,563          0.88%
e. 120+ days            830          1.50%        $   6,453,831          0.91%
f. Total             55,180        100.00%        $ 705,776,587        100.00%


7.  Historical Delinquency Experience with Respect to Contracts

-------------------------------------------------------------------------------------------------------------------
                         % of                  % of                    % of                 % of
                       Aggregate             Aggregate              Aggregate            Aggregate
                    Required Payoff       Required Payoff        Required Payoff      Required Payoff
                        Amounts               Amounts                Amounts              Amounts
   Collection
      Periods     31-60 Days Past Due   61-90 Days Past Due    91-120 Days Past Due  120+ Days Past Due
-------------------------------------------------------------------------------------------------------------------
   5/31/00               4.37%                 1.59%                  0.88%                0.91%
   4/30/00               4.45%                 1.75%                  0.77%                0.94%
   3/31/00               4.33%                 1.68%                  0.82%                0.90%
   2/29/00               5.27%                 1.81%                  0.85%                1.13%
   1/31/00               5.21%                 1.73%                  0.97%                1.06%
  12/31/99               5.36%                 1.89%                  1.00%                1.02%
  11/30/99               5.15%                 1.75%                  1.10%                1.18%
  10/31/99               5.05%                 1.91%                  1.04%                0.95%
   9/30/99               4.32%                 1.77%                  0.72%                0.92%
   8/31/99               4.44%                 1.58%                  0.68%                0.79%
   7/31/99               4.50%                 1.51%                  0.82%                0.71%
   6/30/99               4.21%                 1.83%                  0.67%                0.67%
   5/31/99               5.11%                 1.70%                  0.68%                0.58%
   4/30/99               4.19%                 1.28%                  0.53%                0.52%
  03/31/99               4.41%                 1.34%                  0.56%                0.54%
  02/28/99               5.64%                 1.79%                  0.58%                0.45%
  01/31/99               5.45%                 1.51%                  0.69%                0.01%
  12/31/98               4.64%                 1.30%                  0.01%                0.01%


8.  Historical Loss Experience With Respect to Contracts

                                     -------------------------------------------------------------------------
                                       Collection     3 Collection   6 Collection Periods   Cumulative Since
                                         Period      Periods Ending         Ending            Cut-off Date
                                         May-00          May-00             May-00
                                     -------------------------------------------------------------------------
a. Number of Liquidated Contracts             172             764              1,623                3,580
b. Number of Liquidated
   Contracts as a Percentage
   of Initial Contracts                     0.246%          1.092%             2.319%               5.116%
c. Required Payoff Amounts of
   Liquidated Contracts                 1,796,040       6,863,208         14,270,903           39,753,228
d. Liquidation Proceeds Allocated
   to Owner Trust                         613,663       1,667,974          2,653,722            4,498,930
e. Aggregate Current Realized
   Losses                               1,182,377       5,195,234         11,617,181           35,254,298
f. Aggregate Current Realized
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance                      0.088%            0.387%             0.865%               2.625%

II. Information Regarding the Securities
    1.  Summary of Balance Information

    --------------------------------------------------------------------------------------------------------------------------
                                Principal Balance as of   Class Factor as of  Principal Balance as of  Class Factors as of
         Class        Coupon         June 15, 2000          June 15, 2000           May 15, 2000           May 15, 2000
                       Rate          Payment Date            Payment Date           Payment Date           Payment Date
    --------------------------------------------------------------------------------------------------------------------------
a.  Class A-1 Notes  5.195000%       $          0              0.00000              $          0             0.00000
b.  Class A-2 Notes  5.290000%       $          0              0.00000              $          0             0.00000
c.  Class A-3 Notes  5.450000%       $324,157,825              0.68969              $349,617,567             0.74386
d.  Class A-4 Notes  5.450000%       $201,430,384              1.00000              $201,430,384             1.00000
e.  Class A-5 Notes  5.500000%       $ 70,312,391              0.57224              $ 73,007,522             0.59417
f.  Class B Notes    5.660000%       $ 12,033,944              0.77925              $ 12,528,280             0.81126
g.  Class C Notes    6.190000%       $ 39,764,652              0.77926              $ 41,398,064             0.81126
h.  Class D Notes    7.210000%       $ 58,077,391              0.77926              $ 60,463,023             0.81127
I.  Total              N.A.          $705,776,587              0.52557              $738,444,840             0.54990

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $705,776,586.73 and the CCA Balance is $64,697,775.93.

2.  Monthly Principal Amount
    a. Principal Balance of Notes and Equity Certificates
       (End of Prior Collection Period)                                       $  738,444,840
    b. Contract Pool Principal Balance (End of Collection Period)             $  694,876,813
    c. Monthly Principal Amount                                               $   43,568,027
3.  Gross Collections
    a. Scheduled Payments Received                                            $   31,997,975
    b. Liquidation Proceeds Allocated to Owner Trust                          $      613,663
    c. Required Payoff Amounts of Prepaid Contracts                           $    3,220,331
    d. Required Payoff Amounts of Purchased Contracts                         $           --
    e. Proceeds of Clean-up Call                                              $           --
    f. Investment Earnings on Collection Account and Note Distribution.       $      115,430
    g. Extension Fees Allocated to Owner Trust                                $           --
    h. Total Gross Collections (sum of (a) through (g))                       $   35,947,399
4.  Determination of Available Funds
    a. Total Gross Collections                                                $   35,947,399
    b. Withdrawal from Cash Collateral Account                                $      950,763
    c. Total Available Funds                                                  $   36,898,162


5.  Application of Available Funds

-------------------------------------------------------------------------------------
            Item                           Amount           Remaining Available Funds
-------------------------------------------------------------------------------------
a. Total Available Funds                                             $ 36,898,162
b. Servicing Fee                          $   756,696                $ 36,141,466
c. Interest on Notes:
   i)    Class A-1 Notes                  $        --                $ 36,141,466
   ii)   Class A-2 Notes                  $        --                $ 36,141,466
   iii)  Class A-3 Notes                  $ 1,587,846                $ 34,553,619
   iv)   Class A-4 Notes                  $   914,830                $ 33,638,790
   v)    Class A-5 Notes                  $   334,618                $ 33,304,172
   vi)   Class B Notes                    $    59,092                $ 33,245,080
   vii)  Class C Notes                    $   213,545                $ 33,031,535
   viii) Class D Notes                    $   363,282                $ 32,668,253
d. Principal of Notes
   i)    Class A-1 Notes                  $        --                $ 32,668,253
   ii)   Class A-2 Notes                  $        --                $ 32,668,253
   iii)  Class A-3 Notes                  $25,459,742                $  7,208,511
   iv)   Class A-4 Notes                  $        --                $  7,208,511
   v)    Class A-5 Notes                  $ 2,695,131                $  4,513,381
   vi)   Class B Notes                    $   494,336                $  4,019,045
   vii)  Class C Notes                    $ 1,633,413                $  2,385,632
   viii) Class D Notes                    $ 2,385,632                $         --
e. Deposit to Cash
   Collateral Account                     $        --                $         --
f. Amount to be applied in
   accordance with CCA
   Loan Agreement                         $        --                $         --
g  Balance, if any, to Equity
   Certificates                           $        --                $         --

III. Information Regarding the Cash Collateral Account
     1.  Balance Reconciliation


    ------------------------------------------------------------------------------------------------------
                                                                                      June 15, 2000
                                    Item                                              Payment Date
    ------------------------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                                         65,648,539
    b.    Deposits to Cash Collateral Account                                                          --
    c.    Withdrawals from Cash Collateral Account                                                950,763
    d.    Releases of Cash Collateral Account Surplus
          (Excess, if any of (a) plus (b) minus (c) over (f))                                          --
    e.    Available Cash Collateral Amount (End)
          (Sum of (a) plus (b) minus (c) minus (d))                                            64,697,776
    f.    Requisite Cash Collateral Amount                                                     68,227,111
    g.    Cash Collateral Account Shortfall
          (Excess, if any, of (f) over (e))                                                     3,529,335
2.        Calculation of Requisite Cash Collateral Amount
    a.    For Payment Dates from, and including, the
          January 1999 Payment Date  to,
          and including, the December 1999 Payment Date
          1) Initial Cash Collateral Amount                                                    94,000,846
    b.    For Payment Dates from, and including, the
          January 2000 Payment Date until
          the Final Payment Date, the sum of
          1) 8.25% of the Contract Pool Principal Balance                                      57,327,337
          2) The Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance                                                     10,899,774
          3) Total ((1) plus (2))                                                              68,227,111
    c.    Floor equal to the lesser of
          1) 1.25% of Cut-Off Date Contract Pool Principal
          Balance ($16,785,865); and                                                           16,785,865
          2) the Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance                                                  705,776,587
    d.    Requisite Cash Collateral Amount                                                     68,227,111
3.        Calculation of Cash Collateral Account Withdrawals
    a.    Interest Shortfalls                                                                          --
    b.    Principal Deficiency Amount                                                             950,763
    c.    Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                                        --
    d.    Total Cash Collateral Account Withdrawals                                               950,763

IV.    Information Regarding Distributions on Securities

---------------------------------------------------------------------------------------------------
        Distribution             Class A-1      Class A-2      Class A-3         Class A-4
          Amounts                  Notes          Notes          Notes             Notes
----------------------------------------------------------------------------------------------------
1. Interest Due                   $    --        $    --      $  1,587,846       $ 914,830
2. Interest Paid                  $    --        $    --      $  1,587,846       $ 914,830
3. Interest Shortfall
   ((1) minus (2))                $    --        $    --      $         --       $      --
4. Principal Paid                 $    --        $    --      $ 25,459,742       $      --
5. Total Distribution Amount
   ((2) plus (4))                 $    --        $    --      $ 27,047,588       $ 914,830

------------------------------------------------------------------------------------------------------------------
        Distribution             Class A-5         Class B          Class C         Class D
          Amounts                  Notes            Notes            Notes           Notes            Totals
------------------------------------------------------------------------------------------------------------------
1. Interest Due                  $   334,618      $  59,092        $   213,545     $   363,282     $  3,473,213
2. Interest Paid                 $   334,618      $  59,092        $   213,545     $   363,282     $  3,473,213
3. Interest Shortfall
   ((1) minus (2))               $        --      $      --        $        --     $        --     $         --
4. Principal Paid                $ 2,695,131      $ 494,336        $ 1,633,413     $ 2,385,632     $ 32,668,253
5. Total Distribution Amount
   ((2) plus (4))                $ 3,029,749      $ 553,428        $ 1,846,958     $ 2,748,914     $ 36,141,466


V.      Information Regarding Other Pool Characteristics

    -------------------------------------------------------------------------------------------
                                                   As of End of            As of End of
                 Item                                 May-00                 April-00
                                                 Collection Period       Collection Period
    -------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.    Original Number of Contracts                69,983                   N.A.
    b.    Cut-Off Date Contract Pool
          Principal Balance                       $1,342,869,226               N.A.
    c.    Original Weighted Average
           Remaining Term                              46.30                   N.A.
    d.    Weighted Average
          Original Term                                56.50                   N.A.
2.  Current Contract Characteristics
    a.    Number of Contracts                         55,180                  56,008
    b.    Average Contract
          Principal Balance                          $12,593                 $12,970
    c.    Weighted Average
          Remaining Term                               32.9                    33.7

VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule

 -------------------------------------------------     ------------------------------------------------
 Payment Date                     Since Issue          Payment Date                     Since Issue
   Period                             CPR                Period                             CPR
 -------------------------------------------------     ------------------------------------------------
  0                December-98                         14                  Feb-00          7.416%
  1                January-99        1.060%            15                  Mar-00          7.402%
  2                  Feb-99          4.881%            16                  Apr-00          7.666%
  3                  Mar-99          9.207%            17                  May-00          7.357%
  4                 April-99        10.595%            18                  Jun-00          7.546%
  5                  May-99         10.294%
  6                  Jun-99          9.272%
  7                  Jul-99          9.814%
  8                  Aug-99          8.969%
  9                  Sep-99          8.813%
 10                  Oct-99          8.067%
 11                  Nov-99          7.852%
 12                  Dec-99          7.803%
 13                  Jan-00          7.484%


VII. Purchased, Liquidated and Paid Contracts

A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on June 15, 2000.

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer